================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------
                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2000

                        HOTEL RESERVATIONS NETWORK, INC.
               (Exact name of registrant as specified in charter)

          Delaware                                               75-2817683
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

8140 Walnut Hill Lane, Suite 203, Dallas, TX                       75231
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (214) 361-7311

================================================================================

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         On February 25, 2000, the registrant entered into an Underwriting Agreement (the "Underwriting Agreement"), with the Underwriters listed in
Schedule I thereto (the "Underwriters") in connection with the registrant's initial public offering of 6,210,000 shares of its class A common stock, par value $.01 per share. The initial closing under the Underwriting Agreement occurred on March 1, 2000. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 6.  Resignation of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

           Exhibit No.                      Description of Exhibit
           -----------                      ----------------------
               1.1 Underwriting Agreement, dated February 25, 2000, by and among the registrant and the Underwriters listed in Schedule I thereto.

Item 8.  Change in Fiscal Year.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HOTEL RESERVATIONS NETWORK, INC.


                                    By: /s/ Shauna Martin
                                    ---------------------
                                    Shauna Martin
                                    General Counsel and Secretary

Dated:  March 2, 2000

                                     EXHIBIT INDEX


           Exhibit No.                      Description of Exhibit
           -----------                      ----------------------
               1.1 Underwriting Agreement, dated February 25, 2000, by and among the registrant and the Underwriters listed in Schedule I thereto.